Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

Donlen Corporation
3000 Lakeside Drive
Bannockburn, IL 60015

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Donlen Corporation (the “Company”) and Mizuho Securities USA LLC (“Mizuho”), Barclays Capital Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of vehicle leases in connection with the proposed offering of Hertz Fleet Lease Funding LP, Series 2018-1 Asset Backed Notes.

The information provided to us, including the information set forth in the Statistical Lease File and Disposal Data File (each as defined herein), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Vehicle Lease Review Procedures:

On March 22, 2018, representatives of Mizuho, on behalf of the Company, provided us with a computer-generated vehicle lease data file and related record layout containing data, as represented to us by the Company, as of the close of business February 28, 2018, with respect to 108,768 vehicle leases (the “Statistical Lease File”). At the Company’s instruction, we randomly selected 150 vehicle leases with (i) a depreciation value greater than zero (as indicated on the Statistical Lease File) and (ii) an “in service date” and no “out of service date” indicated on the Statistical Lease File (the “Sample Leases”). At your instruction, we performed certain comparisons and recomputations for each of the Sample Leases relating to the vehicle lease characteristics (the “Lease Characteristics”) set forth on the Statistical Lease File and indicated below.

Member of
Deloitte Touche Tohmatsu Limited

Lease Characteristics

1. Customer name
2. Lease start date (in-service date)
3. Depreciation rate
4. Base instrument rate name*
5. Monthly administration fee percentage**
6. Lender code
7. Donlen vehicle number (“DVN”)
8. Depreciation value (book value)
9. Applicable billing method
10. Vehicle make

11. Vehicle model code
12. Vehicle type
13. Capitalized cost
14. Parent Company
15. Contractual adder/margin
16. Current base rate index*
17. Vehicle registration state**
18. Parent company rating (Moody’s)***
19. Current month interest rate

* For floating rate leases only
** For Sample Leases identified as a “titled asset” by representatives of the Company only.
*** For Sample Leases identified as “investment grade” by representatives of the Company only.

We compared Lease Characteristics 1. through 5. to the corresponding information set forth on or derived from the “Master Lease Agreement” or “Administrative Agreement” (collectively, the “Master Lease Agreement”).

We compared Lease Characteristics 6. through 12. to the corresponding information set forth on or derived from the Company’s asset management system (the “Asset Management System”).

We compared Lease Characteristics 13. through 15. to the corresponding information set forth on the Master Lease Agreement or the Asset Management System.

We compared Lease Characteristics 16. to the corresponding information set forth on the “Current Interest Rate Schedule.”

We compared Lease Characteristic 17. to the Certificate of Title, Vehicle Registration, Vehicle Registration Inquiry Report or Online Registration Title Approval (collectively, the “Title Certificate”).

We compared Lease Characteristic 18. to the corresponding information set forth on the “Moody’s Corporation Website” (https://www.moodys.com).

With respect to our comparison of Lease Characteristic 19., for Sample Leases with an applicable billing method (as set forth on the Asset Management System) of (i) “float”, we compared the current month interest rate to the corresponding information set forth on the Asset Management System, or (ii) “factors” or “amortized”, we compared the current month interest rate to the corresponding information set forth on the Master Lease Agreement.

For purposes of our procedures and at your instruction:

•
with respect to Characteristic 13., for the Sample Leases indicated in Appendix A, we observed a difference when comparing the capitalized cost set forth on the Statistical Lease File to the capitalized cost set forth on the Master Lease Agreement. For these Sample Leases, we were instructed to perform an additional procedure and subtract (i) any adjustments to the capitalized cost made after February 28, 2018 (as indicated on the Asset Management System) from (ii) the capitalized cost set forth on the Master Lease Agreement; and

•	with respect to Lease Characteristic 19., differences of 0.01% or less are noted to be “in agreement.”

In addition to the procedures described above, we performed the following additional procedures (the “Additional Vehicle Lease Procedures”):

•
for each Sample Lease identified as a “titled asset” by representatives of the Company, we observed whether the Title Certificate noted (i) the title owner as “Donlen Trust” and (ii) for Sample Leases with a depreciation value (as set forth on the Asset Management System) greater than $1,000, the lien holder as “BNYMTC,” “BNYMT,” “BNY Mellon Trust Co” or “Bank of New York Mellon Trust Co;”

•
with respect to each of the Sample Leases, we observed that the Master Lease Agreement had a signature and that the signatory indicated on the Master Lease Agreement was identified as either the President or Chief Financial Officer;

•
for each Sample Lease that has been identified as containing an “active” lessee by representatives of the Company, we obtained from representatives of the Company an initial credit limit approval document or addendum to the credit limit approval document (collectively, the “Credit File Document”) and, for each Credit File Document that indicates (i) a “full credit review,” we observed either (a) a signature and that the signatory indicated on the Credit File Document was identified as either the President or Chief Financial Officer or (b) an indication of credit committee approval and (ii) a “limited credit review,” we observed either (a) a signature and that the signatory indicated on the Credit File Document was identified as the Credit Manager or (b) an indication of credit committee approval; and

•
with respect to each of the Sample Leases, we obtained a copy of the Certificate of Insurance Coverage or any addendum to such certificate (collectively, the “Certificate of Insurance Coverage”) from representatives of the Company and noted that (i) “Donlen Trust” and/or the Company is identified as the Certificate Holder and/or Additional Insurer or that the lessee has agreed by written contract to provide “additional insured status” to Donlen Trust (as determined by the Certificate of Insurance Coverage and Master Lease Agreement) and (ii) the insurance coverage (as set forth on the Certificate of Insurance Coverage) did not expire prior to February 28, 2018.

Vehicle Disposal Review Procedures:
On March 23, 2018, representatives of the Company provided us with a computer generated vehicle lease data file and related record layout containing data, as represented to us by the Company, with respect to 16,057 leased vehicles owned by Donlen Trust, which were disposed between January 1, 2017 and December 31, 2017 (the “Disposal Data File”). We randomly selected 50 leases from the Disposal Data File (the “Sample Disposals”).
For each of the Sample Disposals, we compared the “vehicle gain (or loss) invoiced to customer” (the “Disposal Characteristic”) set forth on the Disposal Data File to the “vehicle gain (or loss) invoiced to customer” set forth on the “Final Settlement Report.”

Further, at the instruction of the Company, differences of $50.00 or less are noted to be “in-agreement.”

The vehicle lease and disposal documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Lease Characteristics and Disposal Characteristic were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Leases and Sample Disposals.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Lease Characteristics and Disposal Characteristic set forth on the Statistical Lease File and Disposal Data File, respectively, were found to be in agreement with the above mentioned Source Documents, except as indicated in Appendix B. Supplemental information is contained in Appendix C and Appendix D.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the vehicle leases underlying any of the data files or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the vehicle leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 16, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 16, 2018

In applying our agreed-upon procedures as outlined above, we performed additional procedures for the following Sample Leases:

548395
548606
549431
549805
550006
564101
590259
659788
727073

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 16, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in parent company.
2	Nine differences in parent company rating.
3	Unable to verify the lien holder on the Title Certificate for four Sample Leases.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 16, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Lease Number	Lease Characteristic	Lease Characteristic set forth on the Statistical Lease File	Lease Characteristic set forth on the Source Documents

1	540986	Parent company	Prime Security Services Borrower, LLC	ADT, Inc.
2	531562	Parent company rating	Ba3	Ba2
2	540986	Parent company rating	B2	B1
2	557686	Parent company rating	A2	A3
2	596352	Parent company rating	Not provided	B3
2	599990	Parent company rating	Baa3	Baa2
2	659121	Parent company rating	Not provided	Ba1
2	681469	Parent company rating	Baa3	Baa2
2	699074	Parent company rating	Ba3	Ba2
2	X16006	Parent company rating	Ba3	Ba1

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 16, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix B

In applying our agreed-upon procedures as outlined above, we were unable to verify the following:

Exception Description Number	Sample Lease Number	Item not verified on the Title Certificate
3	635202	Lien holder
3	665273	Lien holder
3	678633	Lien holder
3	685692	Lien holder

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.